UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2021

Bellicum Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36783	20-1450200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Ste. 1200, Houston, TX 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 832-384-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BLCM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 4, 2021, Bellicum Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Company agreed to issue to the Purchasers pre-funded warrants to purchase an aggregate of 20,559,210 shares of its common stock and accompanying warrants to purchase an aggregate of 2,055,920 shares of common stock.

The Purchase Agreement contains customary representations, warranties and covenants. In addition, pursuant to the Purchase Agreement, certain of the Purchasers irrevocably waived the right to cause the Company to conduct the “First Closing” and “Second Closing” under that certain Securities Purchase Agreement, dated August 16, 2019, by and among the Company and the purchasers set forth therein. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

Each pre-funded warrant to purchase one share of common stock will be sold together with a warrant to purchase one-tenth of one share of common stock at a combined unit price of $1.7024. The pre-funded warrants will be immediately exercisable at an exercise price of $0.0001 per share of common stock. The accompanying common warrants will be immediately exercisable at an exercise price of $1.69 per share of common stock and will expire seven years from the date of issuance. The private placement is expected to close on December 7, 2021.

The gross proceeds to the Company from the private placement are expected to be approximately $35.0 million, before deducting placement agent commissions and offering expenses payable by the Company, excluding any proceeds that may be received upon exercise of the accompanying warrants. The Company anticipates using the net proceeds from the offering, together with its existing capital resources, to fund ongoing and planned BPX-601 and BPX-603 clinical trials, and for general corporate purposes, including research and development and to fund working capital.

MTS Securities, LLC, an affiliate of MTS Health Partners, L.P., is acting as exclusive placement agent in the private placement.

The securities to be issued in the private placement are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506 of Regulation D thereunder. Each Purchaser is either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

Copies of the form of pre-funded warrant, the form of accompanying common warrant and the Purchase Agreement are attached as Exhibits 4.1, 4.2 and 10.1, respectively, and each is incorporated herein by reference. The foregoing descriptions of the warrants and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to exhibits attached hereto.

Item 3.02	Unregistered Sales of Equity Securities

Reference is made to the disclosure regarding the private placement contained in Item 1.01, which is incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On December 6, 2021, the Company made available on its website an updated corporate presentation. A copy of the corporate presentation is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the Company’s expectations with respect to the private placement, including anticipated gross proceeds, closing date and use of the net proceeds. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s filings with the SEC, including in the section captioned “Risk Factors” in the

Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2021. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Form of pre-funded warrant issued in December 2021 private placement.

4.2	Form of accompanying common warrant issued in December 2021 private placement.

10.1	Securities Purchase Agreement, dated December 4, 2021, by and among the Company and the purchasers named therein.

99.1	Investor presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: December 6, 2021	By:	/s/ Richard A. Fair
Richard A. Fair
President and Chief Executive Officer